EXHIBIT 10.2


                    ENVIRONMENTAL INDEMNIFICATION AGREEMENT


     This Environmental Indemnification Agreement (this "Agreement") is made and entered into effective for all purposes as of the 26th day of June , 2001, by the parties signatory hereto or to an Accession Agreement (as hereinafter defined) (collectively, the "Indemnitor" whether one or more), to and for the benefit of SOCIETE GENERALE, SOUTHWEST AGENCY, as Joint Book Runner and Administrative Agent (the "Administrative Agent"), BANK OF MONTREAL, CHICAGO BRANCH as Syndication Agent (the "Syndication Agent"), DEUTSCHE BANC ALEX. BROWN, as Joint Book Runner and Documentation Agent ("Documentation Agent"), and the banks and other lenders named in the Credit Agreement herein described (the "Banks").

                                 INTRODUCTION

     WHEREAS, this Agreement is given in connection with that certain Third Amended and Restated Senior Unsecured Credit Agreement dated as of June 26, 2001 ("Credit Agreement"), among LASALLE HOTEL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the "Borrower"), Administrative Agent, Syndication Agent, Documentation Agent and the banks and other lenders party thereto (collectively the "Banks") pursuant to which the Banks are making, subject to future advances, a loan in an amount up to $200,000,000.00 (the "Loan") to Borrower as more specifically described therein;

     WHEREAS, the Borrower and Subsidiaries of the Borrower now or hereafter will own certain Hotel Properties which include without limitation the Initial Properties, the Future Properties, the Permitted Non-Eligible Properties and the properties owned by the Permitted Other Subsidiaries (said properties together with all property owned by the Participating Lessees in connection with such Hotel Properties, all rights and appurtenances to such Hotel Properties and all improvements presently located or hereafter constructed on such Hotel Properties are hereinafter collectively called the "Properties", and each a "Property");

     WHEREAS, the Borrower is the principal financing entity for capital requirements of its Subsidiaries, and from time to time the Borrower has made and will continue to make capital contributions and advances to its Subsidiaries, including the Subsidiaries which are parties hereto. Other than the Parent, each Indemnitor is a direct or indirect subsidiary of the Borrower. Each Indemnitor will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement; and

     WHEREAS, the Banks have required the execution and delivery of this Agreement as a condition precedent to the execution of the Credit Agreement. The Banks would not be willing to execute the Credit Agreement in the absence of the execution and delivery by Indemnitor of this Agreement.


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                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, Indemnitor, as an inducement to the Banks to make the Loan, hereby covenants and agrees to and for the benefit of the Banks as follows:

     1.   Defined Terms. All terms used in this Agreement, but not defined
          -------------
herein, shall have the meaning given such terms in the Credit Agreement.

     2.   Hazardous Material. As used in this Agreement, the term "Hazardous
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Materials" shall mean any flammable explosives, radioactive materials, hazardous wastes, hazardous materials, hazardous or toxic substances, or related materials as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C.ss. 9601 et. seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C.ss. 1801 et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C.ss. 6901 et seq.), and in the regulations adopted and publications promulgated pursuant thereto, and all friable asbestos, petroleum derivatives, polychlorinated biphenyls, and materials defined as hazardous materials under any federal, state or local laws, ordinances, codes, rules, orders, regulations or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal thereof (collectively, "Environmental Laws").

     3.   Representation. Except as set forth in the Environmental Reports,
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Indemnitor warrants and represents to the Banks that it has no knowledge of
(a) the presence of any Hazardous Materials on any of the Properties except for Permitted Hazardous Substances; or (b) any material spills, releases, discharges or disposal of Hazardous Materials that have occurred or are presently occurring off any of the Properties as a result of any construction on or operation and use of any of the Properties. In connection with the operation and use of any of the Properties, Indemnitor warrants and represents that, as of the date of this Agreement, it has no knowledge of any failure to comply in all material respects with all applicable law, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the generation, recycling, reuse, sale, storage, handling, transport and disposal of any Hazardous Materials other than as set forth in the Environmental Reports.

     4.   Covenant. Indemnitor covenants and agrees not to cause or permit the
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presence, use, generation, release, discharge, storage, disposal or transportation of any Hazardous Materials on, under, in, about, to or from any of the Properties except for Permitted Hazardous Substances.

     5.   Indemnification. Indemnitor shall exonerate, indemnify, pay and
          ---------------
protect, defend (with counsel approved pursuant to the Credit Agreement) and save the Administrative Agent, the Syndication Agent, the Documentation Agent, the Banks, and their respective directors, trustees, beneficiaries, officers, shareholders, employees and agents of the Banks (collectively, the "Indemnified Parties"), harmless from and against any claims (including, without limitation, third party claims for personal injury or real or personal property damage), actions,

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administrative proceedings (including informal proceedings), judgments, damages, punitive damages, penalties, fines, costs, taxes, assessments, liabilities (including, without limitation, sums paid in settlements of claims), interest or losses, including reasonable attorneys' fees and expenses (including, without limitation, any such reasonable fees and expenses incurred in enforcing this Agreement or collecting any sums due hereunder), consultant fees, and expert fees, together with all other reasonable costs and expenses of any kind or nature (collectively, the "Costs") that arise directly or indirectly in connection with the presence, suspected presence, release or suspected release of any Hazardous Materials in or into the air, soil, ground water, surface water or improvements at, on, about, under or within any of the Properties, or any portion thereof, or elsewhere in connection with the transportation of Hazardous Materials to or from any of the Properties (any such release being referred to herein as a "Release"); provided however that Indemnitor shall not be so liable for any Costs arising because of the gross negligence or willful misconduct of an Indemnified Party or Costs arising because of a Release from or on a Property after the Administrative Agent or the Administrative Agent's nominee acquires title to such Property. INDEMNITOR'S OBLIGATION TO SO INDEMNIFY THE INDEMNIFIED PARTIES SHALL INCLUDE INDEMNIFICATION FOR ANY OF SUCH MATTERS CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE OF ANY OF THE INDEMNIFIED PARTIES. The indemnification provided in this Section shall specifically apply to and include claims or actions brought by or on behalf of tenants or employees of Indemnitor; Indemnitor hereby expressly waives (with respect to any claims of the Indemnified Parties arising under this Agreement) any immunity to which Indemnitor may otherwise be entitled under any industrial or worker's compensation laws. In the event any of the Indemnified Parties shall suffer or incur any such Costs, Indemnitor shall pay to the Administrative Agent for the benefit of the Indemnified Party the total of all such Costs suffered or incurred by such Indemnified Party within ten (10) days after demand therefor, such payment to be disbursed by the Administrative Agent in accordance with the Credit Agreement. Without limiting the generality of the foregoing, the indemnification provided by this Section 5 shall specifically cover Costs, including, without limitation, capital, operating and maintenance costs, incurred in connection with any investigation or monitoring of site conditions, any clean-up, containment, remedial, removal or restoration work required or performed by any federal, state or local governmental agency or political subdivision ("Governmental Agency") or performed by any non-governmental entity or person as required or requested, by any Governmental Agency because of the presence, suspected presence, release or suspected release of any Hazardous Materials in or into the air, soil, groundwater, surface water or improvements at, on, under or within any of the Properties (or any portion thereof), or elsewhere in connection with the transportation of Hazardous Materials to or from any of the Properties, and any claims of third parties for loss or damage due to such Hazardous Materials.

     6.   Remedial Work. In the event any investigation or monitoring of site
          -------------
conditions or any clean-up, containment, restoration, removal or other remedial work ("Remedial Work") is required (a) under any Environmental
Law, (b) by any judicial, arbitral or administrative order, (c) in order to comply with any agreements affecting any of the Properties, or (d) to maintain any of the Properties in a standard of environmental condition which prevents the release or

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generation of any Hazardous Materials except for Permitted Hazardous
Substances, Indemnitor shall perform or cause to be performed such Remedial Work; provided, that Indemnitor may withhold commencement of such Remedial Work pending resolution of any good faith contest regarding the application, interpretation or validity of any law, regulation, order or agreement, subject to the requirements of Section 7 below. All Remedial Work shall be conducted
(i) in a diligent and timely fashion by a licensed environmental engineer,
(ii) pursuant to a detailed written plan for the Remedial Work approved by any Governmental Agency with a legal or contractual right to such approval, (iii) with such insurance coverage pertaining to liabilities arising out of the Remedial Work as is then customarily maintained with respect to such activities and (iv) only following receipt of all required permits, licenses or approvals. In addition, Indemnitor shall submit to the Banks promptly upon receipt or preparation, copies of any and all reports, studies, analyses, correspondence, governmental comments or approvals, proposed removal or other Remedial Work contracts and similar information prepared or received by Indemnitor in connection with any Remedial Work or Hazardous Materials relating to any of the Properties. All costs and expenses of such Remedial Work shall be paid by Indemnitor, including, without limitation, the charges of the Remedial Work contractors and the consulting environmental engineer, any taxes or penalties assessed in connection with the Remedial Work and the Banks' reasonable fees and costs incurred in connection with monitoring or review of such Remedial Work. In the event Indemnitor should fail to commence or cause to be commenced such Remedial Work, in a timely fashion, or fail diligently to prosecute to completion, such Remedial Work, the Administrative Agent following consent of the Required Lenders (following thirty (30) days written notice to Indemnitor) may, but shall not be required to, cause such Remedial Work to be performed, and all costs and expenses thereof, or incurred in connection therewith shall be Costs within the meaning of Section 5 above. All such Costs shall be due and payable to the Administrative Agent by Indemnitor upon thirty (30) days after demand therefor, such payments to be disbursed by the Administrative Agent in accordance with the Credit Agreement.

     7.   Permitted Contests. Notwithstanding any provision of this Agreement to
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the contrary, Indemnitor may contest by appropriate action any Remedial Work requirement imposed by any Governmental Agency or similar agency provided that
(a) Indemnitor has given the Banks written notice that Indemnitor is contesting or shall contest and Indemnitor does in fact contest the application, interpretation or validity of the law, regulation, order or agreement pertaining to the Remedial Work by appropriate legal or administrative proceedings conducted in good faith and with due diligence and dispatch, (b) such contest shall not subject any of the Indemnified Parties nor any assignee of all or any portion of the Banks' interest in the Loan nor any of the Properties to civil or criminal liability and does not jeopardize any such party's lien upon or interest in any of the Properties and (c) if the estimated cost of the Remedial Work is greater than $1,000,000, Indemnitor shall give such security or assurances as may be reasonably required by the Banks as determined pursuant to the Credit Agreement to ensure ultimate compliance with all legal or contractual requirements pertaining to the Remedial Work (and payment of all costs, expenses, interest and penalties in connection therewith) and to prevent any sale, forfeiture or loss by reason of nonpayment or non-compliance.

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     8.   Reports and Claims. Indemnitor shall deliver to the Banks copies of
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any reports, analyses, correspondence, notices, licenses, approvals, orders or other written materials relating to the environmental condition of any of the Properties promptly upon receipt, completion or delivery thereof. Indemnitor shall give notice to the Banks of any claim, action, administrative proceeding (including, without limitation, informal proceedings) or other demand by any governmental agency or other third party involving Costs or Remedial Action at the time such claim or other demand first becomes known to Indemnitor. Receipt of any such notice shall not be deemed to create any obligation on the Banks to defend or otherwise respond to any claim or demand. All notices, approvals, consents, requests and demands upon the respective parties hereto shall be in writing, including telegraphic communication and delivered or teletransmitted to the Administrative Agent, as set forth in the Credit Agreement and to each Indemnitor, at the address set forth beneath such Indemnitor's signature or in the Accession Agreement executed by such Indemnitor, or to such other address as shall be designated by any Indemnitor or the Administrative Agent in written notice to the other parties. All such notices and other communications shall be effective when delivered or teletransmitted to the above addresses.

     9.   Banks as Owner. If for any reason, the Administrative Agent or any of
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the Banks (or any successor or assign of such parties) becomes the fee owner of any of the Properties and any claim, action, notice, administrative proceeding (including, without limitation, informal proceedings) or other demand is made by any governmental agency or other third party which implicate Costs or Remedial Work, Indemnitor shall cooperate with such party in any defense or other appropriate response to any such claim or other demand; provided however that Indemnitor shall not be so liable for any Costs arising because of the gross negligence or willful misconduct of an Indemnified Party. Indemnitor's duty to cooperate and right to participate in the defense or response to any such claim or demand shall not be deemed to limit or otherwise modify Indemnitor's obligations under this Agreement. Any party subject to a claim or other proceeding referenced in the first sentence of this Section 9 shall give notice to Indemnitor of any claim or demand governed by this
Section 9 at the time such claim or other demand first becomes known to such party.

     10.  Subrogation of Indemnity Rights. If Indemnitor fails to fully perform
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its obligations under Sections 5 and 6 above, the Indemnified Parties shall be subrogated to any rights or claims Indemnitor may have against any present, future or former owners, tenants or other occupants or users of any of the Properties, any portion thereof or any adjacent or proximate properties, relating to the recovery of Costs or the performance of Remedial Work.

     11.  Assignment by Agents and Banks. No consent by Indemnitor shall be
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required for any assignment or reassignment of the rights of the
Administrative Agent, the Syndication Agent, the Documentation Agent or the Banks under this Agreement to any successor of such party or a purchaser of the Loan or any interest in or portion of the Loan including participation interests in accordance with the terms of the Credit Agreement.

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     12.  Merger, Consolidation or Sale of Assets. In the event Indemnitor is
          ---------------------------------------
dissolved, liquidated or terminated or all or substantially all the assets of Indemnitor are sold or otherwise transferred to one or more persons or other entities, the surviving entity or transferee of assets, as the case may be,
(i) shall be formed and existing under the laws of a state, (ii) shall deliver to the Banks an acknowledged instrument in recordable form assuming all obligations, covenants and responsibilities of Indemnitor under this Agreement.

     13.  Independent Obligations; Survival. The obligations of Indemnitor
          ---------------------------------
under this Agreement shall survive the consummation of the Loan transaction described above and the repayment of the Loan. The obligations of Indemnitor under this Agreement are separate and distinct from the obligations of Indemnitor under the Credit Documents. This Agreement may be enforced by the Banks without regard to or affecting any rights and remedies the Administrative Agent and/or the Banks may have against Indemnitor under the Credit Documents and without regard to any limitations on the Administrative Agent's or Banks' recourse for recovery of the Loan as may be provided in the Credit Documents. Enforcement of this Agreement is not and shall not be deemed to constitute an action for recovery of the indebtedness of the Loan.

     14.  Default Interest. In addition to all other rights and remedies of the
          ----------------
Banks against Indemnitor as provided herein, or under applicable law, Indemnitor shall pay to the Administrative Agent, immediately upon demand therefor, Default Interest (as defined below) on any Costs and other payments required to be paid by Indemnitor to the Banks under this Agreement which are not paid within ten (10) days after demand therefor, such payments to be disbursed by the Administrative Agent in accordance with the Credit Agreement. Default Interest shall be paid by Indemnitor from the date such payment becomes delinquent through and including the date of payment of such delinquent sums. "Default Interest" shall mean a per annum interest rate equal to three percent (3%) above the Adjusted Base Rate or reference rate for the then current calendar month, as of the first day of such calendar month, which is publicly announced from time to time by the Administrative Agent.

     15.  Contribution. As a result of the transactions contemplated by the
          ------------
Credit Agreement, each of the Indemnitors will benefit, directly and indirectly, from the Obligations and in consideration thereof desire to enter into a contribution agreement among themselves as set forth in this Section 15 to allocate such benefits among themselves and to provide a fair and equitable arrangement to make contributions in the event any payment is made by any Indemnitor hereunder to the Administrative Agent, the Syndication Agent, the Documentation Agent or the Banks (such payment being referred to herein as a "Contribution," and for purposes of this Agreement, includes any exercise of recourse by the Administrative Agent against any Property of a Contributor and application of proceeds of the sale of such Property in satisfaction of such Indemnitor's obligations under this Agreement). The Indemnitors hereby agree as follows:

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          15.1. Calculation of Contribution. In order to provide for just and
                ---------------------------
     equitable contribution among the Indemnitors in the event any Contribution is made by an Indemnitor (a "Funding Indemnitor"), such Funding Indemnitor shall be entitled to a contribution from certain other Indemnitors for all payments, damages and expenses incurred by that Funding Indemnitor in discharging any of the obligations under this Agreement (the "Obligations"), in the manner and to the extent set forth in this Section. The amount of any Contribution under this Agreement shall be equal to the payment made by the Funding Indemnitor to the Administrative Agent or any other beneficiary pursuant to this Agreement and shall be determined as of the date on which such payment is made.

          15.2. Benefit Amount Defined. For purposes of this Agreement, the
                ----------------------
     "Benefit Amount" of any Indemnitor as of any date of determination shall be the net value of the benefits to such Indemnitor and all of its Subsidiaries (including any Subsidiaries which may be Indemnitors) from extensions of credit made by the Banks to the Borrower under the Credit Agreement; provided, that in determining the contribution liability of any Indemnitor which is a Subsidiary to its direct or indirect parent corporation or of any Indemnitor to its direct or indirect Subsidiary, the Benefit Amount of such Subsidiary and its Subsidiaries, if any, shall be subtracted in determining the Benefit Amount of the parent corporation. Such benefits shall include benefits of funds constituting proceeds of Advances made to the Borrower by the Banks which are in turn advanced or contributed by the Borrower to such Indemnitor or its Subsidiaries and benefits of Letters of Credit issued pursuant to the Credit Agreement on behalf of, or the proceeds of which are advanced or contributed or otherwise benefit, directly or indirectly, such Indemnitor and its Subsidiaries (collectively, the "Benefits"). In the case of any proceeds of Advances or Benefits advanced or contributed to a Person (an "Owned Entity") any of the equity interests of which are owned directly or indirectly by an Indemnitor, the Benefit Amount of an Indemnitor with respect thereto shall be that portion of the net value of the benefits attributable to Advances or Benefits equal to the direct or indirect percentage ownership of such Indemnitor in its Owned Entity.

          15.3. Contribution Obligation. Each Indemnitor shall be liable to a
                -----------------------
     Funding Indemnitor in an amount equal to the greater of (A) the (i) ratio of the Benefit Amount of such Indemnitor to the total amount of Obligations, multiplied by (ii) the amount of Obligations paid by such Funding Indemnitor and (B) 95% of the excess of the fair saleable value of the property of such Indemnitor over the total liabilities of such Indemnitor (including the maximum amount reasonably expected to become due in respect of contingent liabilities) determined as of the date on which the payment made by a Funding Indemnitor is deemed made for purposes of this Agreement (giving effect to all payments made by other Funding Indemnitors as of such date in a manner to maximize the amount of such contributions).

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          15.4. Allocation. In the event that at any time there exists more
                ----------
     than one Funding Indemnitor with respect to any Contribution (in any such case, the "Applicable Contribution"), then payment from other Indemnitors pursuant to this Agreement shall be allocated among such Funding Indemnitors in proportion to the total amount of the Contribution made for or on account of the Borrower by each such Funding Indemnitor pursuant to the Applicable Contribution. In the event that at any time any Indemnitor pays an amount under this Agreement in excess of the amount calculated pursuant to clause (A) of Subsection 15.3 above, that Indemnitor shall be deemed to be a Funding Indemnitor to the extent of such excess and shall be entitled to contribution from the other Indemnitors in accordance with the provisions of this Section.

          15.5. Subsidiary Payment. The amount of contribution payable under
                ------------------
     this Section by any Indemnitor shall be reduced by the amount of any contribution paid hereunder by a Subsidiary of such Indemnitor.

          15.6. Equitable Allocation. If as a result of any reorganization,
                --------------------
     recapitalization, or other corporate change in the Borrower or any of its Subsidiaries, or as a result of any amendment, waiver or modification of the terms and conditions of other Sections of this Agreement or the Obligations, or for any other reason, the contributions under this Section become inequitable as among the Indemnitors, the Indemnitors shall promptly modify and amend this Section to provide for an equitable allocation of contributions. Any of the foregoing modifications and amendments shall be in writing and signed by all Indemnitors.

          15.7. Asset of Party to Which Contribution is Owing. The Indemnitors
                ---------------------------------------------
     acknowledge that the right to contribution hereunder shall constitute an asset in favor of the Indemnitor to which such contribution is owing.

          15.8. Subordination. No payments payable by an Indemnitor pursuant
                -------------
     to the terms of this Section 15 shall be paid until all amounts then due and payable by the Borrower to the Administrative Agent, the Syndication Agent, the Documentation Agent, or any Bank, pursuant to the terms of the Credit Documents, are paid in full in cash. Nothing contained in this
     Section 15 shall affect the obligations of any Indemnitor to the Administrative Agent, the Syndication Agent, the Documentation Agent, or any Bank under the Credit Agreement or any other Credit Documents.

     16.  Miscellaneous. If there shall be more than one Indemnitor hereunder,
          -------------
or pursuant to any other indemnification of Banks relating to Hazardous Materials arising out of or in connection with the Loan ("Other Indemnitor"), each Indemnitor and Other Indemnitor agrees that (a) the obligations of the Indemnitor hereunder, and each Other Indemnitor, are joint and several, (b) a release of any one or more Indemnitors or Other Indemnitors or any limitation of this Agreement in favor of or for the benefit of one or more Indemnitors or Other Indemnitors shall not in any way be deemed a release of or limitation in favor of or for the benefit of any other Indemnitor or Other Indemnitor and
(c) a separate action hereunder may be brought and

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prosecuted against any or all Indemnitors or Other Indemnitors. If any term of this Agreement or any application thereof shall be invalid, illegal or unenforceable, the remainder of this Agreement and any other application of such term shall not be affected thereby. No delay or omission in exercising any right hereunder shall operate as a waiver of such right or any other right. This Agreement shall be binding upon, inure to the benefit of and be enforceable by Indemnitor and the Banks, and their respective successors and assigns, including (without limitation) any assignee or purchaser of all or any portion of the Banks' interest in (i) the Loan, (ii) the Credit Documents, or (iii) any of the Properties.

     17.  GOVERNING LAW. ANY DISPUTE BETWEEN THE INDEMNITOR, ANY AGENT, ANY
          -------------
BANK, OR ANY INDEMNITEE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

     18.  CONSENT TO JURISDICTION; SERVICE OF PROCESS; JURY TRIAL.
          -------------------------------------------------------

     (A)  EXCLUSIVE JURISDICTION. EXCEPT AS PROVIDED IN SUBSECTION (B), EACH OF
          ----------------------
THE PARTIES HERETO AGREES THAT ALL DISPUTES AMONG THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED
AMONG THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED EXCLUSIVELY BY STATE OR FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK, BUT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK, NEW YORK. EACH OF THE PARTIES HERETO WAIVES IN ALL DISPUTES BROUGHT PURSUANT TO THIS SUBSECTION (A)
                                                               --------------
ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE.

     (B)  OTHER JURISDICTIONS. THE INDEMNITOR AGREES THAT ANY AGENT, ANY BANK
          -------------------
OR ANY INDEMNITEE SHALL HAVE THE RIGHT TO PROCEED AGAINST THE INDEMNITOR OR ITS PROPERTY IN A COURT IN ANY LOCATION TO ENABLE SUCH PERSON TO (1) OBTAIN PERSONAL JURISDICTION OVER THE INDEMNITOR OR (2) ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SUCH PERSON. THE INDEMNITOR AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT BY SUCH PERSON TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SUCH PERSON. THE INDEMNITOR WAIVES ANY OBJECTION THAT IT MAY HAVE

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TO THE LOCATION OF THE COURT IN WHICH SUCH PERSON HAS COMMENCED A PROCEEDING
DESCRIBED IN THIS SUBSECTION (B).
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     (C)  SERVICE OF PROCESS. THE INDEMNITOR WAIVES PERSONAL SERVICE OF ANY
          ------------------
PROCESS UPON IT AND IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY WRITS, PROCESS OR SUMMONSES IN ANY SUIT, ACTION OR PROCEEDING BY THE MAILING THEREOF BY ANY AGENT OR THE BANKS BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE INDEMNITOR ADDRESSED AS PROVIDED HEREIN. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF ANY AGENT OR THE BANKS TO SERVE ANY SUCH WRITS, PROCESS OR SUMMONSES IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. THE INDEMNITOR IRREVOCABLY WAIVES ANY OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH IN ANY JURISDICTION SET FORTH ABOVE.

     (D)  WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES
          --------------------
ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. EACH OF THE PARTIES HERETO AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     (E)  ADVICE OF COUNSEL. EACH OF THE PARTIES REPRESENTS TO EACH OTHER PARTY
          -----------------
HERETO THAT IT HAS DISCUSSED THIS AGREEMENT AND, SPECIFICALLY, THE PROVISIONS OF THIS SECTION 18, WITH ITS COUNSEL.

     19.  Amendments/Accession Agreement. No waiver of any provision of this
          ------------------------------
Agreement nor consent to any departure by any Indemnitor therefrom shall be effective unless the same shall be in writing and signed by the Administrative Agent and the Required Lenders, and no amendment of this Agreement shall be effective unless the same shall be in writing and signed by the Administrative Agent, with the consent of the Required Lenders; provided that any amendment
                                                 --------
or waiver releasing any Indemnitor from any liability hereunder shall be signed by
all the Banks; and provided further that any waiver or consent shall be
                   ----------------
effective only in the specific instance and for the specific purpose for which given. Notwithstanding the foregoing, in the event that any Subsidiary or Affiliate of the Borrower hereafter is required in accordance with the terms of the Credit Agreement or otherwise agrees to become an Indemnitor under this Agreement, then such Subsidiary or Affiliate may become a party to this Agreement by executing an Accession Agreement ("Accession Agreement") in the form attached hereto as Annex 1, and each Indemnitor and the Administrative Agent hereby agrees that upon such Subsidiary's or Affiliate's execution of such Accession Agreement, this Agreement shall be deemed to have been amended to make such Person an Indemnitor hereunder for all purposes and a party hereto and no signature is required on behalf of the other Indemnitors or the Administrative Agent to make such an amendment to this Agreement effective.





                             [INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, Indemnitor has caused this Agreement to be executed as of the day and year first written above.

                                      INDEMNITORS:

                                      LASALLE HOTEL OPERATING PARTNERSHIP,
                                      L.P., a Delaware limited partnership

                                      By:   LASALLE HOTEL PROPERTIES, a Maryland
                                            real estate investment trust,
                                            its general partner

                                            By:________________________________
                                            Name:______________________________
                                            Title:_____________________________

                                      Address:  4800 Montgomery Lane, Suite M25
                                                Bethesda, Maryland 20814
                                                Attn:    Mr. Hans S. Weger














           Signature Page of Environmental Indemnification Agreement

                                      LASALLE HOTEL PROPERTIES,
                                      a Maryland real estate investment
                                      trust

                                      By:________________________________
                                      Name:______________________________
                                      Title:_____________________________

                                      Address:  4800 Montgomery Lane, Suite M25
                                                Bethesda, Maryland 20814
                                                Attn:  Mr. Hans S. Weger





                                      LHO MISSION BAY HOTEL, L.P.,
                                      a California limited partnership

                                      By:  LaSalle Hotel Operating Partnership,
                                           L.P., a Delaware limited partnership,
                                           its general partner

                                          By:   LaSalle Hotel Properties,
                                                its general partner

                                                By:____________________________
                                                Name:__________________________
                                                Title:_________________________


                                      Address:  4800 Montgomery Lane, Suite M25
                                                Bethesda, Maryland 20814
                                                Attn:   Mr. Hans S. Weger

                                      LHO VIKING HOTEL, L.L.C., a Delaware
                                      limited liability company

                                      By:______________________________________
                                      Name:____________________________________
                                      Title:___________________________________

                                      Address:  4800 Montgomery Lane, Suite M25
                                                Bethesda, Maryland 20814
                                                Attn:    Mr. Hans S. Weger





           Signature Page of Environmental Indemnification Agreement

                                       I & G CAPITOL, L.L.C.
                                       LHO WASHINGTON HOTEL ONE, L.L.C.
                                       LHO WASHINGTON HOTEL TWO, L.L.C.
                                       LHO WASHINGTON HOTEL THREE, L.L.C.
                                       LHO WASHINGTON HOTEL FOUR, L.L.C.

                                       By:   LaSalle Hotel Operating
                                             Partnership, L.P., a Delaware
                                             limited partnership,
                                             its managing member

                                             By:  LaSalle Hotel Properties,
                                                  its general partner

                                                  By:__________________________
                                                  Name:________________________
                                                  Title:_______________________

                                        Address: 4800 Montgomery Lane, Suite M25
                                                 Bethesda, Maryland 20814
                                                 Attn:   Mr. Hans S. Weger


           Signature Page of Environmental Indemnification Agreement

                                       LASALLE HOTEL LESSEE, INC.
                                       LASALLE WASHINGTON ONE LESSEE, INC.
                                       LASALLE WASHINGTON TWO LESSEE, INC.
                                       LASALLE WASHINGTON THREE LESSEE, INC.
                                       LASALLE WASHINGTON FOUR LESSEE, INC.

                                       By:_____________________________________
                                       Name:___________________________________
                                       Title:__________________________________

                                       Address: 4800 Montgomery Lane, Suite M25
                                                Bethesda, Maryland 20814
                                                Attn:    Mr. Hans S. Weger


           Signature Page of Environmental Indemnification Agreement

                                       LHO WASHINGTON FIVE LESSEE, L.L.C.

                                       By:  LaSalle Hotel Lessee, Inc.,
                                            its managing member

                                            By:_______________________________
                                            Name:_____________________________
                                            Title:____________________________

                                       Address: 4800 Montgomery Lane, Suite M25
                                                Bethesda, Maryland 20814
                                                Attn:    Mr. Hans S. Weger

           Signature Page of Environmental Indemnification Agreement








           Signature Page of Environmental Indemnification Agreement

                                    ANNEX 1
                  to Environmental Indemnification Agreement

                              ACCESSION AGREEMENT

_______________________ [NAME OF ENTITY], a [limited partnership/corporation] (the "Company"), hereby agrees with (i) SOCIETE GENERALE, SOUTHWEST AGENCY, as Joint Book Runner and Administrative Agent (the "Administrative Agent") under the Third Amended and Restated Senior Unsecured Credit Agreement dated as of June 26, 2001 (the "Credit Agreement") among LASALLE HOTEL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, as the Borrower, the Administrative Agent, BANK OF MONTREAL, CHICAGO BRANCH as Syndication Agent, DEUTSCHE BANC ALEX. BROWN, as Joint Book Runner and Documentation Agent, and the Banks; (ii) the parties to the Environmental Indemnity and Agreement (the "Environmental Indemnity") dated as of June 26, 2001 executed in connection with the Credit Agreement, (iii) the parties to the Guaranty and Contribution Agreement (the "Guaranty") dated as of June 26, 2001 executed in connection with the Credit Agreement, as follows:

     The Company hereby agrees and confirms that, as of the date hereof, it
(a) intends to be a party to the Environmental Indemnity and the Guaranty and undertakes to perform all the obligations expressed therein, respectively, of an Indemnitor and a Guarantor (as defined in the Environmental Indemnity and the Guaranty, respectively), (b) agrees to be bound by all of the provisions of the Environmental Indemnity and the Guaranty as if it had been an original party to such agreements, (c) confirms that the representations and warranties set forth in the Environmental Indemnity and the Guaranty, respectively, with respect to the Company, a party thereto, are true and correct in all material respects as of the date of this Accession Agreement and (d) has received and reviewed copies of each of the Environmental Indemnity and the Guaranty.

     For purposes of notices under the Environmental Indemnity and the Guaranty the address for the Company is as follows:



        Attention:________________________________________
        Telephone:________________________________________
        Telecopy:_________________________________________

     This Accession Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF this Accession Agreement was executed and delivered as of the ___ day of ___________________, 20___.

                                       [NAME OF ENTITY]


                                       ________________________________________
                                       By:_____________________________________
                                       Title:__________________________________